SCHEDULE OF BORROWINGS (Details) - Seamless Group Inc [Member] - USD ($)	Jun. 30, 2022		Dec. 31, 2021		Dec. 31, 2020
Short-term borrowings (i)	$ 4,927,019	[1]	$ 3,799,427	[1],[2]	$ 3,417,996	[2]
Long-term borrowings (ii)	3,383,402	[3]	2,449,318	[3],[4]	2,773,118	[4]
Less: current maturities	(371,596)		(344,975)		(237,992)
Non-current maturities	$ 3,011,806		$ 2,104,343		$ 2,535,126

[1]	As of June 30, 2022, the Company obtained several loans from individuals amounted to US$2.1 million, of which US$0.6 million was obtained from Dr. Ronnie Hui. As of June 30, 2022 and December 31, 2021, the weighted average interest rate of these borrowings was 10.0% and 15.9% per annum, respectively. The borrowings are primarily denominated in HK$.
[2]	As of December 31, 2021 and 2020, the Company had several unsecured short-term loans from independent third parties which were repayable within one year and charged interest rates ranging from 15.0% to 17.0% and 16.2% to 17.0% per annum, respectively. As of December 31, 2021 and 2020, the weighted average interest rate of these borrowings was 15.9% and 16.7% per annum, respectively. The borrowings are primarily denominated in HK$.
[3]	As of June 30, 2022, the Company had a loan of US$2.05 million from Noble Tack International Limited, one of the shareholders of its subsidiary, Dynamic Indonesia Holdings Limited. The loan is unsecured, interest-free and repayable on demand.
[4]	As of December 31, 2021 and 2020, the Company obtained several unsecured long-term loans for two to five years. Interest rates ranged from 2.5% to 24.0% per annum. As of December 31, 2021 and 2020, the weighted average interest rate of these borrowings was 18.0% and 21.3% per annum, respectively. All of the borrowings are denominated in HK$.